UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2019

LIBERTY OILFIELD SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 17th Street, Suite 2400 Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)

(303) 515-2800
Registrant’s Telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is being reported pursuant to Section 5.02(e) of Form 8-K:

On August 27, 2019, Liberty Oilfield Services Inc. (the “Company”) and its subsidiary, Liberty Oilfield Services LLC (“LOS LLC”), entered into a Change in Control Agreement (the “Agreement”) with each of R. Sean Elliott, Vice President, General Counsel and Corporate Secretary, and Ryan T. Gosney, Chief Accounting Officer (each, an “Executive”). Capitalized terms used but not defined in this Current Report have the meanings provided in the Agreement.

Each Agreement provides that if the Executive’s employment is terminated without Cause or the Executive resigns for Good Reason within 18 months following a Change in Control, the Executive will be entitled to receive: (i) two times the sum of (a) the Executive’s annualized base salary for the year in which the termination occurs (or, if greater, that in effect immediately preceding the Change in Control) plus (b) an amount equal to the higher of (1) the Executive’s Target Bonus for the year in which the termination occurs, or (2) the average of the Executive’s Target Bonuses for the three most recently completed calendar years (or if less, the number of such years the Executive was employed by LOS LLC) (items (a) and (b) collectively, the “Severance Payment”); (ii) a pro-rated portion of the Executive’s Target Bonus for the calendar year in which the termination occurs (the “Pro-Rata Bonus Payment”); (iii) reimbursement for a portion of the COBRA premiums paid by the Executive for continued coverage under LOS LLC’s group health plans for up to 18 months, along with a possibility of an additional payment equal to six times such monthly amount; and (iv) vesting of all outstanding time-based and performance-based equity awards granted pursuant to any Company long term incentive plan as of the date of termination, with such performance-based equity awards being vested at the higher of target performance or actual performance through the termination date.

Subject to the execution of a release and compliance with certain restrictive covenants, the Severance Payment will be paid to the Executive on LOS LLC’s first regularly scheduled pay date after the release becomes effective. The Pro-Rata Bonus Payment shall be paid on LOS LLC’s first regularly scheduled pay date that is at least 60 days after the termination date.

The foregoing description is only a summary of the Agreement and is qualified in its entirety by the full text of the Agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Change in Control Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Date: August 30, 2019

	By:	/s/ R. Sean Elliott
	Name:	R. Sean Elliott
	Title:	Vice President, General Counsel and Corporate Secretary

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